<COVER>


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 21, 1999


                    Union Pacific Corporation
      (Exact Name of Registrant as Specified in its Charter)


      Utah                  1-6075                13-2626465
  (State or Other        (Commission           (I.R.S. Employer
   Jurisdiction of        File Number)        Identification No.)
    Incorporation)


     1717 Main Street, Suite 5900, Dallas, Texas      75201
      (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code:  (214) 743-5600


                               N/A
   Former Name or Former Address, if Changed Since Last Report

Item 5.   Other Events.

     Attached as an Exhibit is the Press Release issued by Union
Pacific Corporation on January 21, 1999 announcing Union Pacific
Corporation's financial results for the fourth quarter of 1998, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)    Exhibits.

            99   Press Release dated January 21, 1999
                 announcing Union Pacific Corporation's
                 financial results for the fourth quarter of 1998.


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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 1999


                              UNION PACIFIC CORPORATION


                              By: /s/ John J. Koraleski
                                  ---------------------
                                   John J. Koraleski
                                   Controller and Chief Accounting
                                   Officer

        INDEX


                            EXHIBIT INDEX

     Exhibit   Description

     99        Press Release dated January 21, 1999 announcing
               Union Pacific Corporation's financial results for the fourth quarter of 1998.